                                                                   Exhibit 99.5


                               -------------------------------------------------

                                     Alliance Capital Management L.P.
                                     Alliance Capital Management Holding L.P.

                               -------------------------------------------------

                                     AN OPPORTUNITY
                                     TOO GOOD TO MISS

                                     The Alliance Capital Management
                                          Sanford C. Bernstein Inc. Combination

                               -------------------------------------------------

                               -------------------------------------------------

TO OUR UNITHOLDERS:

"THIS COMBINATION PUTS
      TOGETHER WHAT WE BELIEVE
   TO BE THE BEST RESEARCH
         AND INVESTMENT MANAGEMENT
ORGANIZATION IN OUR INDUSTRY."

On October 2, 2000, Alliance Capital Management L.P. ("Alliance Capital"), the operating partnership, completed the acquisition of the business of Sanford C. Bernstein Inc. that was first announced on June 20th. This special report to Unitholders offers an overview of the combined organization and a look at the remarkable promise the Alliance-Bernstein union offers clients, Unitholders, and our professional staff.

This combination puts together what we believe to be the best research and investment management organization in our industry. It is not the typical financial services industry combination with a rationale of cost reduction. Rather, it is additive and expansive in the most positive sense, and the opportunities it presents are defined by the richness of resources the combined firm provides.

The Alliance-Bernstein combination is exciting because of both the differences and the similarities between the two firms. The differences, of course, are to be found in markets and investment orientation. Bernstein's style is as a value manager, while Alliance's investment orientation is growth. Bernstein is a leading value manager serving institutions, wealthy individuals and families, and it is a top-tier provider of investment research to institutional investors. Alliance is a leading growth manager for the institutional investment market --

[PHOTO OMITTED]

(from left to right) Roger Hertog, Vice Chairman; Alfred Harrison, Vice Chairman; Lewis A. Sanders, Chief Investment Officer & Vice Chairman; Bruce W. Calvert, Chief Executive Officer & Vice Chairman; John D. Carifa, President & Chief Operating Officer; Dave H. Williams, Chairman

pension funds, banks, insurance companies, foundations and endowments -- and is among the most prominent mutual fund sponsors. Together, the highly complementary market positions, skills and resources of these two firms add up to one of the best-positioned firms in the investment management industry by virtue of our extraordinary breadth of services.

Despite outward differences, the similarities between the two firms run deep and play a critical role in establishing the right cultural "chemistry" for Alliance's continued success. The two organizations share a deep commitment to strong fundamental research, both have solid histories of management continuity and organizational stability, and both have long and successful track records. Lastly, we share a common philosophy: find and retain the best talent, maintain a clear strategic vision, take the long investment view, and put one's clients first.

We hope the information in the pages that follow will help you better understand why the management and boards of both firms -- when we started looking into the possibility of merging our organizations -- quickly concluded that this combination was an opportunity too good to miss.

                      "...THIS COMBINATION WAS AN OPPORTUNITY TOO GOOD TO MISS."

/s/ Dave H. Williams        /s/ Bruce W. Calvert       /s/ John D. Carifa
Dave H. Williams            Bruce W. Calvert           John D. Carifa
Chairman                    Chief Executive Officer    President
                            & Vice Chairman            & Chief Operating Officer


/s/ Lewis A. Sanders        /s/ Alfred Harrison        /s/ Roger Hertog
Lewis A. Sanders            Alfred Harrison            Roger Hertog
Chief Investment Officer    Vice Chairman              Vice Chairman
& Vice Chairman

SANFORD C. BERNSTEIN:
A THUMBNAIL SKETCH

--------------------------------------------------------------------------------

The Bernstein investment management and research unit of Alliance Capital is a leading value style manager, one of the most respected purveyors of investment research and one of the premier managers of separate accounts for high-net-worth individuals and families. Formed in 1967 to manage private accounts, it later expanded into institutional investment management. On September 30, 2000, Bernstein had $31 billion in private accounts under management, the product of 15,000 client relationships, and $55 billion in assets managed for 800 institutional clients. It also has over 900 clients to whom it sells research and offers institutional brokerage services.

Bernstein, whose name is being preserved in certain business units and products, serves private clients through a network of 130 financial consultants in eight offices across the United States. All client portfolios are centrally managed, offering clients the benefit of proprietary asset allocation optimization software, as well as the estate planning services of the Family Wealth Group. On the institutional side, Bernstein targets both large and middle market pension plan sponsors and other tax-exempt investors. Its research staff of 140 analysts, mathematicians and economists produces some of the most highly regarded independent research in the investment research business.

-------------------------------------------------------------------------------

As the combined firm profile shows, with superior investment capabilities, an expanded talent pool and over $400 billion under management, Alliance is now one of the world's leading buy-side research organizations, one that can compete for virtually any portfolio assignment in any developed capital market, U.S. or international. We are, according to Pensions & Investments magazine data, the largest institutional manager in both the active equity growth and value styles(1). Our more than 1,900 institutional clients worldwide include pension plans from 38 of the Fortune 100 and public fund clients in 35 states.

Alliance Capital's 260-person research staff is one of the largest, and the firm's reach is global with portfolio management or research operations in New York, Cleveland, Chicago, Minneapolis, San Francisco, London, Tokyo, Mumbai, Singapore, Hong Kong, Sydney, Johannesburg, Sao Paulo, Cairo, Istanbul and Vienna.

With this broader, richer organization, Alliance has significantly expanded its ability to grow -- particularly in global markets -- and meaningfully extended its product range. We have also strengthened our marketing and client servicing capabilities. All of this translates directly into immediate as well as longer-term benefits for clients.

Today, Alliance can deliver to clients anywhere in the world the full spectrum of U.S. and international investment portfolios in the two major equity investment styles, as well as bond management in the United States and overseas. Bernstein private clients now have access to growth stock accounts modeled after Alliance Capital's Large Cap Growth portfolio through the newly created Alliance Strategic Growth discipline. Similarly, Alliance's mutual fund clients soon will have access to a range of Bernstein-generated value-style portfolios.

Looking farther ahead, we plan to expand the portfolio offerings to Bernstein's high-net-worth clients to include such Alliance capabilities as cash management, high yield bonds, and real estate investment trusts. We expect that our expanded institutional clientele will discover attractive new portfolio services from the combined firms.

(1) Pensions & Investments: May 1, 2000


                         PROFILE OF ALLIANCE CAPITAL(1)

Assets under management(2)                                          $454 Billion
Institutional clients                                                      1,900
Private client relationships                                              15,000
Worldwide mutual fund accounts                                       6.3 million
Total staff                                                                4,000
Professional staff                                                         1,500
Research team                                                                260

(1) All data as of October 2, 2000, unless otherwise noted

(2) Approximate as of December 31, 2000

                RESOURCES,
THE EXPANDED
ORGANIZATION
                                RESOURCES,
                        RESOURCES.

A STRONGER
PERFORMANCE
OUTLOOK

Alliance Capital's future long-term financial performance, compared to what Alliance Capital's financial performance would have been on a stand-alone basis, should be better as a result of the combination.

However, as always -- and as we have commented frequently -- financial performance is influenced by the behavior of the capital markets. Because Alliance earns the large majority of its revenues through a small percentage of client assets under management, changes in the value of these assets, due to capital markets fluctuations, up or down, can affect Alliance's profits, for better or worse.

Since the announcement of the transaction in late June, both Alliance and Bernstein have continued to win new institutional mandates. These competitions usually involve pension or asset management consultants, and we are encouraged, because so many consultants have implicitly endorsed our combination.

We anticipate benefits from our association with Alliance Capital's general partner and majority owner, AXA Financial. Our Bernstein unit's high-net-worth clients have needs for insurance, and AXA Advisors' sales force should be a source of new high-net-worth clients for us.

SINCE THE ANNOUNCEMENT
      OF THE TRANSACTION IN LATE JUNE,
   BOTH ALLIANCE AND BERNSTEIN
HAVE CONTINUED TO WIN
         NEW INSTITUTIONAL MANDATES.

A FEW WORDS
ABOUT COMPETING
INVESTMENT STYLES

COMBINING THE TWO INVESTMENT
         APPROACHES SHOULD REDUCE
   VOLATILITY WHILE PRESERVING
HIGH RETURNS, RELATIVE TO
      INDUSTRY BENCHMARKS.

Offering two distinct and competitive investment approaches that clients may use either singly or in tandem should reduce volatility while preserving high returns, relative to industry benchmarks.

While growth and value investing, as the first chart on the right shows, go in and out of favor over longer-term investment cycles, a hybrid portfolio could have outperformed either discipline used alone.

To demonstrate this, we simulated and tested a combined portfolio -- half its dollar value modeled on the Bernstein Strategic Value portfolio and half on Alliance's Large Cap Growth -- and the whole added up to more than the sum of its parts. On their own, the track records of each are markedly different. When the performance of one is sub-par, the other is usually very good. But this does not mean they cancel each other out. In four of the six years in the 1990s when growth and value returns diverged most sharply, the simulated account outperformed the average U.S. stock fund dramatically, and the combined account beat the market handily on a cumulative basis over the six-year period.

Over a more extended period, we found that the longer one stayed with the hybrid portfolio, the better the returns. The simulation outperformed the Lipper U.S. Stock Fund Composite (1979-99) in three-quarters of all the year-long periods, in 80% of all the five-year periods and in all 12 of the ten-year periods.

BONDS, TOO

While Alliance and Bernstein are best known for equity research and management, both are also substantial investors in fixed-income securities. A large portion of the new business "wins" noted previously were fixed-income mandates, including both U.S. and foreign securities. Our combined credit analysis, economic, and quantitative research groups devoted to fixed-income securities put us in the top ranks of bond managers.

      WE FOUND THAT THE LONGER
         ONE STAYED WITH
THE HYBRID PORTFOLIO,
   THE BETTER THE RETURNS.

                     RELATIVE GROWTH AND VALUE PERFORMANCE
                          ROTATE THROUGH MARKET CYCLES

                                    [GRAPHIC]

     [The following table was depicted as a line graph in the printed material.]

                          Growth v. Value Differential
                          Rolling 5 Years Annual Return

                                                                                                                       Value
                                                                                                   Value            Outperforms
                  Value Outperforms Growth                   Growth Outperforms Value        Outperforms Growth        Growth
        -----------------------------------------------   ------------------------------    ---------------------   -----------
        83     84     85     86     87     88     89      90     91    92     93     94     95      96      97      98     99

Growth  -2.05  -5.02  -7.42  -5.52  -4.36  -4.34  -0.04   1.57   5.4   2.55   1.69   0.81   -1.25   -3.85   -2.96   4.83   9.34

Source: Frank Russell Company

Performance of broad based growth indices and broad based value indices through various market cycles. Past performance is not indicative of future results.

                          WHEN ONE AND ONE MAKE THREE

                                    [GRAPHIC]

     [The following table was depicted as a line graph in the printed material.]

          Alliance/Bernstein
          50/50 Simulation*         S&P Barra Growth         S&P 500      S&P Barra Value     US Stock Funds
          -----------------         ----------------         -------      ---------------     --------------
           (AFTER FEES)
             $100,000                    $100,000           $100,000          $100,000            $100,000
 1979:1      $108,614                    $105,010           $107,135          $109,207            $108,040
      2      $113,678                    $106,421           $110,127          $113,811            $112,869
      3      $125,317                    $113,797           $118,482          $123,196            $123,095
      4      $129,293                    $115,718           $118,655          $121,164            $127,305
 1980:1      $125,584                    $111,769           $113,806          $115,375            $119,069
      2      $143,388                    $125,441           $128,959          $132,180            $136,012
      3      $163,020                    $142,795           $143,523          $142,668            $154,673
      4      $178,833                    $161,315           $157,109          $149,745            $167,820
 1981:1      $191,754                    $159,703           $159,096          $155,185            $173,576
      2      $195,762                    $151,112           $155,329          $156,190            $173,316
      3      $175,825                    $135,059           $139,339          $141,277            $154,684
      4      $188,865                    $145,488           $148,861          $149,778            $166,518
 1982:1      $179,792                    $131,778           $137,978          $142,318            $156,976
      2      $176,504                    $132,562           $137,189          $140,206            $157,071
      3      $198,944                    $148,463           $153,022          $155,343            $174,694
      4      $249,251                    $177,540           $180,928          $181,287            $208,130
 1983:1      $277,608                    $193,095           $199,084          $201,470            $230,317
      2      $317,463                    $215,494           $221,201          $222,449            $256,803
      3      $312,418                    $208,642           $220,906          $229,177            $254,184
      4      $307,360                    $206,366           $221,776          $233,653            $252,608
 1984:1      $289,252                    $195,289           $216,459          $236,141            $240,306
      2      $282,219                    $192,165           $210,922          $227,854            $234,034
      3      $311,328                    $207,397           $231,383          $253,946            $251,329
      4      $320,760                    $211,178           $235,751          $258,222            $256,280
 1985:1      $345,601                    $230,897           $257,412          $281,627            $277,680
      2      $369,722                    $246,635           $276,312          $303,360            $296,729
      3      $349,967                    $233,794           $264,992          $293,802            $285,364
      4      $421,905                    $281,530           $310,668          $334,854            $328,511
 1986:1      $499,033                    $319,270           $354,483          $383,497            $375,587
      2      $504,171                    $343,258           $375,419          $399,229            $393,765
      3      $471,397                    $301,780           $349,197          $392,029            $365,926
      4      $487,111                    $322,338           $368,651          $407,409            $380,160
 1987:1      $620,366                    $399,716           $447,416          $483,059            $451,326
      2      $656,155                    $419,675           $469,900          $508,216            $462,790
      3      $713,164                    $449,231           $500,906          $539,156            $487,966
      4      $534,344                    $343,282           $388,038          $422,392            $389,445
 1988:1      $565,795                    $352,441           $410,141          $461,130            $418,849
      2      $615,706                    $373,966           $437,501          $492,913            $442,932
      3      $606,200                    $373,761           $438,956          $497,312            $442,977
      4      $616,324                    $384,290           $452,490          $513,946            $451,039
 1989:1      $669,747                    $409,224           $484,508          $553,951            $482,115
      2      $726,832                    $446,626           $527,272          $600,374            $519,190
      3      $808,825                    $504,003           $583,749          $648,901            $567,942
      4      $788,594                    $524,168           $595,803          $648,228            $565,841
 1990:1      $761,131                    $507,290           $577,878          $629,972            $552,317
      2      $810,264                    $557,400           $614,228          $644,577            $584,959
      3      $631,226                    $476,874           $529,810          $560,693            $500,198
      4      $680,649                    $525,202           $577,301          $603,827            $539,214
 1991:1      $832,944                    $611,727           $661,164          $679,750            $625,111
      2      $812,958                    $607,158           $659,652          $682,126            $621,923
      3      $862,237                    $645,778           $694,930          $711,935            $663,156
      4      $919,141                    $726,740           $753,197          $740,063            $716,209
 1992:1      $962,184                    $689,004           $734,174          $743,232            $713,272
      2      $971,715                    $687,213           $748,132          $775,274            $707,352
      3      $974,873                    $718,324           $771,716          $788,547            $727,512
      4    $1,088,152                    $763,517           $810,571          $817,954            $781,347
 1993:1    $1,164,528                    $759,777           $845,969          $893,527            $811,507
      2    $1,173,288                    $744,134           $850,088          $918,544            $818,730
      3    $1,232,949                    $743,849           $872,053          $966,048            $854,345
      4    $1,279,480                    $776,339           $892,272          $970,153            $873,396
 1994:1    $1,225,288                    $742,841           $858,436          $938,394            $845,535
      2    $1,243,837                    $742,171           $862,049          $947,073            $834,036
      3    $1,282,192                    $795,213           $904,202          $971,332            $874,820
      4    $1,255,937                    $800,677           $904,051          $963,957            $861,610
 1995:1    $1,377,861                    $879,304           $992,074        $1,056,840            $927,696
      2    $1,535,123                    $970,197         $1,086,785        $1,148,852          $1,008,405
      3    $1,681,300                  $1,047,208         $1,173,143        $1,240,266          $1,088,775
      4    $1,724,991                  $1,105,988         $1,243,774        $1,320,564          $1,128,951
 1996:1    $1,818,444                  $1,153,832         $1,310,535        $1,404,998          $1,190,705
      2    $1,861,445                  $1,234,709         $1,369,346        $1,433,731          $1,236,904
      3    $1,893,950                  $1,278,181         $1,411,668        $1,471,597          $1,272,774
      4    $2,104,470                  $1,371,086         $1,529,351        $1,611,115          $1,353,723
 1997:1    $2,128,729                  $1,420,019         $1,570,353        $1,639,513          $1,353,601
      2    $2,488,066                  $1,707,937         $1,844,504        $1,876,735          $1,554,746
      3    $2,783,704                  $1,808,225         $1,982,673        $2,048,745          $1,708,137
      4    $2,760,858                  $1,871,865         $2,039,592        $2,094,163          $1,706,088
 1998:1    $3,157,897                  $2,176,226         $2,324,091        $2,336,108          $1,910,557
      2    $3,261,464                  $2,303,682         $2,400,834        $2,348,197          $1,923,136
      3    $2,946,376                  $2,136,840         $2,162,009        $2,044,939          $1,675,076
      4    $3,588,881                  $2,660,990         $2,622,438        $2,401,462          $1,999,649
 1999:1    $3,716,445                  $2,844,136         $2,753,109        $2,469,883          $2,051,005
    2      $4,096,056                  $2,953,110         $2,947,186        $2,736,633          $2,221,323
    3      $3,717,147                  $2,849,988         $2,763,164        $2,484,151          $2,074,864
    4      $4,141,048                  $3,412,632         $3,174,295        $2,707,029          $2,390,036
 2000:1    $4,153,579                  $3,552,900         $3,247,082        $2,713,344          $2,499,260
    2      $3,979,198                  $3,500,743         $3,160,839        $2,596,806          $2,432,530
    3      $3,978,238                  $3,193,185         $3,130,242        $2,825,689          $2,484,343

Alliance/Bernstein 50/50 Simulation*:                                 $3,978,000

S&P Barra Growth:                                                     $3,193,000

S&P 500:                                                              $3,130,000

S&P Barra Value:                                                      $2,826,000

U.S. Stock Funds+:                                                    $2,484,000

This chart illustrates the total value of an assumed $100,000 investment in Alliance/Bernstein 50/50 Simulation (from 1/1/79 to 9/30/00) as compared to the performance of appropriate broad-based indices.

Through September 30, 2000

* "Growth" and "Value" are represented by Alliance Large Cap Growth composite and Bernstein Strategic Value composite respectively after fees. Results were simulated from actual returns of Alliance Large Cap Growth and Bernstein Strategic Value composites in a 50/50 percentage mix to create the Alliance/Bernstein 50/50 (the "Simulation"). The Simulation returns were calculated quarterly by adding the respective percentages of Bernstein's Strategic Value composite returns and Alliance's Large Cap Growth composite return. These quarterly performance figures were then linked to produce a continuous-performance index. The Alliance Large Cap Growth composite returns will differ from the actual Large Cap Growth returns of clients of Alliance's Bernstein unit in that the Bernstein unit offers tax management, uses different risk parameters and relies on a centralized investment decision-making process. Simulation statistics and past performance are not indicative of future results: there is always the potential for loss as well as for profit.

+     Lipper U.S. Stock Fund Composite: Growth & Income, and Equity Income
      Source: Lipper, Standard & Poor's, Alliance Capital and Bernstein

Forward-Looking Statements

Certain statements provided by Alliance Capital and Alliance Holding in this report are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks, uncertainties and other factors which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. The most significant of such factors include, but are not limited to, the following: the performance of financial markets, the investment performance of Alliance Capital's sponsored investment products and separately managed accounts, general economic conditions, future acquisitions, competitive conditions, and government regulations, including changes in tax rates. Alliance Capital and Alliance Holding caution readers to carefully consider such factors. Further, such forward-looking statements speak only as of the date on which such statements are made; Alliance Capital and Alliance Holding undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements.

--------------------------------------------------------------------------------

The coming together of these two organizations of distinction and complementary skills is fully in keeping with Alliance Capital's mission: To be the premier global investment management organization through superior performance across a broad range of investment disciplines for a diverse group of clients.

With worldwide research and investment capabilities, leadership positions in many investment disciplines, competitive long-term performance, strong financial results, and a coherent strategy, Alliance is today among the most competitive and powerful research and investment forces in the asset management industry.

--------------------------------------------------------------------------------

POSITIONED
FOR GROWTH

Design: Inc Design, incdesign.com

----------------------------------------------------

             Alliance Capital [LOGO](R)
             1345 Avenue of the Americas
              New York, New York 10105
                    212-969-1000
      Alliance Capital Management Holding L.P.
                 is listed NYSE: AC

----------------------------------------------------

                                                     www.alliancecapital.com

                                                                 ACSCBCOMBIN0101